Exhibit 99.1

//FOR IMMEDIATE RELEASE//

UMB Financial Corporation Announces Agreement to

Acquire El Dorado Savings Bank, F.S.B.

Acquisition will expand UMB’s retail presence to Northern California and Western Nevada

KANSAS CITY, Mo. (Oct. 27, 2026) – UMB Financial Corporation (Nasdaq: UMBF) announced today they have entered into a definitive agreement under which UMB Financial Corporation (UMB) will acquire El Dorado Savings Bank, F.S.B. (El Dorado) in a 52% cash, 48% stock transaction valued at approximately $506 million.

Founded in 1958, El Dorado is headquartered in Placerville, Calif., and has $2.4 billion in assets, $2.1 billion in total deposits, and $0.5 billion in total loans, as of September 30, 2026. The combination of companies will significantly strengthen UMB’s physical and brand presence on the West Coast.

“This milestone is a significant leap forward for our retail footprint and overall presence in California and expands our UMB branch network into Nevada,” said UMB Financial Corporation Chairman and CEO Mariner Kemper. “Since growing our California presence with the HTLF acquisition in 2025, the region’s vibrancy, complementary customer needs and overall business growth opportunities have made it incredibly compelling for our next phase of expansion.”

This transaction meaningfully augments UMB’s West Coast retail presence, adding 31 branches in California and four in Nevada, expanding UMB’s overall network to 227 branches across 15 states.

El Dorado Chief Executive Officer David O. Cook will serve as vice chairman, UMB Bank California.

“This transaction will greatly benefit our customers, communities and shareholders,” Cook said. “We will be able to offer more products and services and do even more to support and uplift our communities. We look forward to continuing the great work we’ve been doing in an even more meaningful and impactful way.”

Under the terms of the agreement, which were unanimously approved by the boards of directors of each company, El Dorado shareholders will receive a fixed exchange ratio of 13.553 shares of UMBF common stock, plus an additional $1,958.88 in cash for each outstanding share of El

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Dorado stock. Following completion of this contemplated transaction, former El Dorado shareholders are expected to collectively own approximately 2% of the combined company.

UMB is deeply invested in the communities in which it does business, providing support through products, services, and investments as well as corporate and associate giving. UMB is committed to being a strong financial steward and will leverage its current Community Benefits Plan and business strategies to serve the customers and communities in its newly expanded footprint.

Until the transaction closes, the companies will continue to operate independently. The transaction is subject to customary closing conditions, including regulatory approvals and approval by the shareholders of El Dorado, and is expected to close in the first quarter of 2027.

Sullivan & Cromwell LLP served as legal counsel to UMB. Piper Sandler & Co. served as financial advisor and Manatt, Phelps & Phillips, LLP served as legal counsel to El Dorado.

Conference Call

UMB Financial Corporation (Nasdaq: UMBF), a financial services company, will release earnings results for the third quarter 2026 after market hours on Tuesday, October 27, 2026. The company plans to host an investor conference call to discuss these results on Wednesday, October 28, at 8:30 a.m. (CT) / 9:30 a.m. (ET).

Interested parties may access the call by dialing (toll-free) 833-461-5787or (international) 585-542-9983 and requesting to join the UMB Financial call with conference ID 376 166 699.

The live webcast may also be accessed by visiting investorrelations.umb.com or by using the following link: UMB Financial 3Q 2026 Conference Call.

A replay of the conference call may be heard through November 11, 2026, by calling (toll-free) 833-309-1852 or (international) 929-828-5978. The replay access code required for playback is 376 166 699. The call replay may also be accessed at investorrelations.umb.com.

About UMB

UMB Financial Corporation (Nasdaq: UMBF) is a financial services company headquartered in Kansas City, Missouri. UMB offers commercial banking, which includes comprehensive deposit, lending, investment and retirement plan services; personal banking, which includes comprehensive deposit, lending, wealth management and financial planning services; and institutional banking, which includes asset servicing, corporate trust solutions, investment banking and healthcare services. UMB operates branches throughout Missouri, Arizona, California, Colorado, Iowa, Kansas, Illinois, Minnesota, Nebraska, New Mexico, Oklahoma, Texas, Utah, and Wisconsin. As the company’s reach continues to grow, it also serves business clients nationwide and institutional clients in several countries. For more information, visit UMB.com, UMB Blog, UMB Facebook and UMB LinkedIn.

About El Dorado

El Dorado Savings Bank, F.S.B. (El Dorado) is a federal savings bank headquartered in Placerville, California. Founded in 1958 by a group of local businesspeople, El Dorado has served the greater Sacramento region and surrounding markets for over 67 years. Since its founding, El Dorado has supported the local community through competitive savings programs and homeownership through mortgage and home equity line of credit loans. El Dorado offers customers access to 35 branch locations, ATMs, telephone banking, internet banking, and mobile banking, while maintaining a focus on personal, efficient, and friendly service.

UMB Media Contact:

Stephanie Hollander

Stephanie.Hollander@umb.com

816.729.1027

Cautionary Note Regarding Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about UMB Financial Corporation’s (“UMB”), El Dorado Savings Bank, F.S.B. (“El Dorado”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving UMB and El Dorado (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in UMB’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to a right to terminate the definitive merger agreement relating to the Transaction; the outcome of any legal proceedings that may be instituted against UMB or El Dorado; the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and El Dorado operate; instability in global economic conditions and geopolitical matters and impacts related to or resulting from instability in the Middle East and Russia’s military action in Ukraine; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and UMB’s business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the “FDIC”) special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including UMB’s bank subsidiary, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require UMB to sell investment securities at a loss; changing interest rates which could negatively impact the value of UMB’s portfolio of investment securities; the loss of value of UMB’s investment portfolio which could negatively impact market perceptions of UMB and could lead to deposit withdrawals; the effects of social media on market perceptions of UMB and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the SEC, the Office of the Comptroller of the Currency, the Federal Reserve, the FDIC, the Consumer Financial Protection Bureau and state-level regulators; the ability to promptly and effectively integrate the businesses of UMB and El Dorado; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or El Dorado’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities to merger-related matters.

These factors are not necessarily all of the factors that could cause UMB’s, El Dorado’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, El Dorado’s or the combined company’s results.

All forward-looking statements attributable to UMB or persons acting on UMB’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and UMB does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB updates one or more forward-looking statements, no inference should be drawn that UMB will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (available at https://www.sec.gov/Archives/edgar/data/101382/000119312526076496/umbf-20251231.htm), and its other filings with the SEC.

Additional Information About the Transaction and Where to Find It

In connection with the Transaction, UMB intends to file a registration statement on Form S-4 with the SEC. The registration statement will include a prospectus of UMB. The definitive prospectus will be sent to the shareholders of El Dorado. In addition, shareholders of El Dorado will receive an information statement / proxy and other relevant materials in connection with the proposed transaction in accordance with applicable law. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY OTHER DOCUMENTATION RECEIVED IN CONNECTION WITH THE TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING UMB, El DORADO, THE TRANSACTION AND RELATED MATTERS. Shareholders will be able to obtain a free copy of the definitive prospectus, as well as other filings containing information about UMB and El Dorado, without charge, at the SEC’s website (http://www.sec.gov). Copies of the prospectus and the filings with the SEC that will be incorporated by reference in the prospectus can also be obtained, without charge, by directing a request to UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106 or to El Dorado Savings Bank, F.S.B., Attention: Corporate Secretary, 4040 El Dorado Road, Placerville, California 95667.

Before making any voting or investment decision, investors and security holders are urged to read carefully the entire registration statement and other related information when they become available, including any amendments thereto, because they will contain important information about the proposed Transaction. Free copies of these documents may be obtained as described above.

UMB, El Dorado and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of El Dorado in connection with the Transaction. Information regarding the directors and executive officers of each of UMB and El Dorado will be set forth in the registration statement on Form S-4 and the prospectus, as well as other related documents, to be filed or provided by UMB and/or El Dorado.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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